Exhibit 32
CERTIFICATION OF PRESIDENT AND CEO AND CFO PURSUANT TO
18 U.S.C. SECTION 1350
In connection with the Annual Report of Travel + Leisure Co. (the “Company”) on Form 10-K for the period ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Michael D. Brown, as President and Chief Executive Officer of the Company, and Erik Hoag, as Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ MICHAEL D. BROWN
MICHAEL D. BROWN
PRESIDENT AND CHIEF EXECUTIVE OFFICER
FEBRUARY 18, 2026

/S/ ERIK HOAG
ERIK HOAG
CHIEF FINANCIAL OFFICER
FEBRUARY 18, 2026